UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 23, 2015

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index to Current Report on Form 8-K filed on April 23, 2015
Press release dated April 23, 2015 (furnished pursuant to Item 2.02 of Form 8-K)
Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

Item 2.02	Results of Operations and Financial Condition.

The following information, including the text of the exhibits attached hereto, is furnished pursuant to this Item 2.02 of Form 8-K. On April 23, 2015, The Chubb Corporation (Chubb) issued a press release announcing its financial results for the quarter ended March 31, 2015. On April 23, 2015, Chubb also posted on its website at www.chubb.com the Supplementary Investor Information Report (SIIR) relating to its 2015 first quarter results. Copies of the press release and the SIIR, both of which are incorporated by reference into this Item 2.02 as if fully set forth herein, are furnished as Exhibits 99.1 and 99.2, respectively, to this Form 8-K. In its press release, the SIIR and the conference call to discuss its 2015 first quarter results, scheduled to be webcast at 5:00 P.M. Eastern Time on April 23, 2015, Chubb presents, and will present, its results of operations in the manner that it believes is most meaningful to investors, which includes certain measures that are not prepared in accordance with accounting principles generally accepted in the United States.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated April 23, 2015 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHUBB CORPORATION

Date: April 23, 2015	By:	/s/ John J. Kennedy
	Name:	John J. Kennedy
	Title:	Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED APRIL 23, 2015

Exhibit No.	Description

99.1	Press release dated April 23, 2015 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)